Exhibit 10.1

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED AGREEMENT

This First Amendment to Fifth Amended and Restated Credit Agreement (this “Amendment”) is made as of May 4, 2020, among RETAIL PROPERTIES OF AMERICA, INC., a corporation organized under the laws of the State of Maryland (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the “Administrative Agent”) and each of the Lenders (as defined in the Loan Agreement referenced in the recitals below) party hereto.
W I T N E S S E T H:
WHEREAS, Borrower, Administrative Agent and the Lenders have entered into a certain Fifth Amended and Restated Credit Agreement dated as of April 23, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”) wherein the Lenders agreed to provide revolving commitments and term loans to Borrower in the aggregate initial principal amount of $850,000,000 and $250,000,000, respectively, evidenced by those certain Notes (as defined in the Loan Agreement, collectively, the “Note”) made by Borrower in favor of each Lender; and
WHEREAS, Borrower, Administrative Agent and the Lenders have agreed to amend the Loan Agreement as set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Loan Agreement and other Loan Documents shall, after this Amendment becomes effective, refer to the Loan Agreement as amended hereby.
2.    Amendments to Loan Agreement.
(a)    Article I of the Loan Agreement is hereby amended to delete the defined term “Unencumbered Interest Coverage Ratio”, and to insert the following definition in place thereof:
“Unencumbered Interest Coverage Ratio” means, as of any date, the aggregate Unencumbered Pool Property NOI as of such date divided by the Unsecured Interest Expense for the most recent four (4) fiscal quarters for which financial results have been reported.”
(b)    The Loan Agreement is hereby further amended by adding a new Article XV as follows:
“ARTICLE XV. ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS

15.1. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Related Swap Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)     In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 15.1, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
3.    Conditions Precedent. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled:
(a)    The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(i)    counterparts of this Amendment executed by the Administrative Agent, the Borrower and the Required Lenders;
(ii)    a Compliance Certificate dated as of the date hereof for the Borrower’s fiscal quarter ending March 31, 2020, signed by the chief executive officer, chief financial officer or treasurer of the Borrower;
(iii)    a certificate signed by an officer of the Borrower, setting forth in reasonable detail the calculation of the Unencumbered Pool Value as of the date hereof;
(iv)    a certificate, signed by an officer of the Borrower, stating that on the date hereof and after giving effect to the transactions contemplated by the Amendment (i) no Default or Unmatured Default has occurred and is continuing and (ii) all representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Agreement or the other Loan Documents, provided that such certificate is in fact true and correct;
(v)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including, without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid;

(vi)    all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act; and
(vii)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

(b)	In the good faith and reasonable judgment of the Administrative Agent:
(i)    there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower most recently delivered to the Administrative Agent and the Lenders prior to the date hereof that has had or could reasonably be expected to result in a Material Adverse Effect;
(ii)    no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened in writing which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower to fulfill its obligations under this Amendment and the Loan Documents to which it is a party; and
(iii)    the Borrower shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law or (B) any material agreement, document or instrument to which the Borrower is a party or by which it or its respective properties is bound.
4.    Representations and Warranties, Etc.
(a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Loan Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.
(b)    Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (1) the organizational documents of the Borrower or any other Loan Party, or (2) any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, but only if and in the event that the violation of such indenture, agreement or other instrument could reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party, other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.
(c)    No Default. No Default or Unmatured Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.
5.    Reaffirmation of Representations by Borrower. The Borrower hereby reaffirms that the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Agreement or the other Loan Documents
6.    Certain References. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.
7.    Fees and Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith. The Borrower shall pay to the Administrative Agent in immediately available funds, for the benefit of each Lender that has delivered an executed signature page to this Amendment on or prior to 5:00 p.m. New York time on the date hereof (each a “Signing Lender”), a fee in an amount equal to $5,000 for each such Signing Lender, which such fee shall be fully earned and payable on the date hereof and non-refundable for any reason; provided no Signing Lender shall receive more than one Signing Fee in respect of amendments similar to those set forth herein delivered in respect of the Borrower’s other senior credit facilities.
8.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
10.    Effect. Except as expressly herein amended, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.
11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission, and by any generally accepted electronic, remote signature format, shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respect signor.
[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:

RETAIL PROPERTIES OF AMERICA, INC.

By:	/s/ JULIE M. SWINEHART
Name:	Julie M. Swinehart
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent and as a Lender

By:	/s/ KRISTIN CENTRACCHIO
Print Name: Kristin Centracchio
Title: Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ SCOTT S. SOLIS
Print Name: Scott S. Solis
Title: Managing Director

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

TD BANK, N.A., as a Lender

By:	/s/ RORY DESMOND
Print Name: Rory Desmond
Title: Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ WILLIAM CHALMERS
Print Name: William Chalmers
Title: Assistant Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

TRUIST BANK, f/k/a Branch Banking and
Trust Company, as a Lender

By:	/s/ KAREN CADIENTE
Print Name: Karen Cadiente
Title: Assistant Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ LAURA AUWERDA
Print Name: Laura Auwerda
Title: EVP - Regional Manager

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ DONALD J. PAFFORD
Name: Donald J. Pafford
Title: Senior Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ HELEN CHAN
Print Name: Helen Chan
Title: Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ TINA LIN
Print Name: Tina Lin
Title: Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

CAPITAL ONE, N.A., as a Lender

By:	/s/ JESSICA W. PHILLIPS
Print Name: Jessica W. Phillips
Title: Authorized Signatory

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as
a Lender

By:	/s/ ANNIE CHUNG
Print Name: Annie Chung
Title: Director

By:	/s/ MING K CHU
Print Name: Ming K Chu
Title: Director

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ JACK KUHNS
Print Name: Jack Kuhns
Title: Authorized Signatory

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ AJIT GOSWAMI
Print Name: Ajit Goswami
Title: Managing Director & Industry Head

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ MITCHELL VEGA
Print Name: Mitchell Vega
Title: Vice President

Signature Page to First Amendment to Fifth Amended and Restated Credit Agreement